SUNAMERICA INCOME FUNDS

                                FEBRUARY 19, 2004

                SUPPLEMENT TO THE PROSPECTUS DATED JULY 29, 2003

Effective on or about February 20, 2004, the following change will be made to Class II shares of each Portfolio:

     1.   Class II shares will be redesignated as "Class C" shares;

     2.   The shares will no longer be subject to a 1% initial sales load; and

     3. The contingent deferred sales charge (CDSC) period applicable to the shares will be shortened from eighteen months to twelve months for purchases made after the effective date of this change.

All other applicable fees, charges, rights and privileges will remain the same.

                             Performance Information

In the performance tables on pages 4-9, the "Returns Before Taxes" information for Class II shares is amended as follows:

                                                                      Since
            Fund                   Past One Year  Past Five Years   Inception
--------------------------------------------------------------------------------
Core Bond Fund                         6.08%           4.74%             5.68%
U.S. Government Securities Fund        11.4%            N/A              7.87%
GNMA Fund                              9.78%            N/A              8.13%
Strategic Bond Fund                    4.37%           2.86%             6.07%
High Yield Bond Fund                  -8.93%           N/A              -5.40%
Tax Exempt Insured Fund                6.71%            N/A              4.71%

In addition, the footnotes to each table are amended to indicate the redesignation of Class II shares to Class C shares.

                                    Fee Table

In the fee tables on pages 10-11, reference to Class II are replaced with Class
C. In addition, the "Maximum Sales Charge (Load)" for Class C is amended to be "1.00%" and the "Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)" for Class C is amended to be "none".

The reference in footnote 2 of each fee table regarding the CDSC for Class C is amended to state that, "[t]he CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchases)."

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In footnote 6 to the fee tables, the voluntary fee waiver/expense reimbursement information for Class II shares is amended to read as follows:

U.S. Government Securities Fund--Class C 1.64%
GNMA Fund, Class C                                           1.64%
Strategic Bond Fund, Class C                                 2.22%
High Yield Bond Fund, Class C                                2.18%
Tax Exempt Insured Fund, Class C                             1.95%


                                     Example

In the Example on pages 12 and 13, information for Class II shares is amended as follows:

If you redeemed your investment at the end of the periods indicated:


                       Fund         1 Year    3 Years     5 Years     10 Years
Core Bond Fund                        301       621        1,068       2,306
U.S. Government Securities Fund       305       634        1,088       2,348
GNMA Fund                             280       557          959       2,084
Strategic Bond Fund                   331       712        1,220       2,615
High Yield Bond Fund                  328       703        1,205       2,585
Tax Exempt Insured Fund               298       612        1,052       2,275


If you did not redeem your shares:


                       Fund          1 Year    3 Years    5 Years    10 Years
Core Bond Fund                         201       621       1,068      2,306
U.S. Government Securities Fund        205       634       1,088      2,348
GNMA Fund                              180       557         959      2,084
Strategic Bond Fund                    231       712       1,220      2,615
High Yield Bond Fund                   228       703       1,205      2,585
Tax Exempt Insured Fund                198       612       1,052      2,275


The second footnote to the fee tables regarding voluntary fee waivers/expense reimbursements for Class II shares is amended as follows:

If you redeemed your investment:


                       Fund           1 Year    3 Years    5 Years    10 Years
U.S. Government Securities Fund         267       517         892      1,944
GNMA Fund                               267       517         892      1,944
Strategic Bond Fund                     325       694       1,190      2,554
High Yield Bond Fund                    321       682       1,169      2,513
Tax Exempt Insured Fund                 298       612       1,052      2,275

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If you did not redeem your shares:

                       Fund            1 Year   3 Years   5 Years    10 Years
U.S. Government Securities Fund          167      517       892       1,944
GNMA Fund                                167      517       892       1,944
Strategic Bond Fund                      225      694      1,190      2,554
High Yield Bond Fund                     221      682      1,169      2,513
Tax Exempt Insured Fund                  198      612      1,052      2,275


                         Shareholder Account Information

In the "Selecting a Share Class" section on page 14, reference to Class II are replaced with Class C. In addition, the first bullet point under "Class C" is replaced with "[n]o front-end sales charge; all your money goes to work for you right away" and the third bullet point is amended to state that, "[d]eferred sales charge on shares you sell within twelve months of purchase, as described below."

On page 15, the section entitled "Class II" is retitled "Class C" and amended to read, in its entirety, "[s]hares are offered at their net asset value per share, without any front-end sales charge. However, there is also CDSC of 1% on shares you sell within 12 months of buying them."

In the "Sales Charge Reductions and Waivers" section on page 24, under "Waivers for Certain Investors" the phrase, "(this waiver may also apply to front-end sales charges of class II shares)" in the first bullet point is deleted along with the last paragraph which reads, "[w]e will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with AIG SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge."

                ALL OTHER REFERENCES TO "CLASS II" ARE AMENDED TO
                               REFER TO "CLASS C".




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